                                                                    Exhibit 10.7
                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                     Page 1 of 5

                                AMENDMENT NO. 7
                                       TO
                              THE SUPPLY AGREEMENT
                                      FOR
                             TRANSMISSION PRODUCTS
                                    BETWEEN
                           INTERSTATE FIBERNET, INC.
                           AND NORTHERN TELECOM INC.

This is Amendment No. 7 to the Supply Agreement for Transmission Equipment between Interstate Fibernet, Inc. ("Buyer") and Northern Telecom Inc., ("Seller"), Contract No. IFN9301C ("Agreement") and shall be effective on the date last signed.

All Capitalized terms which are defined in the Agreement shall have the same meaning in this Amendment No. 7.

WHEREAS, the previous commitments ("Previous Commitments") set forth in the Agreement and Amendments No. 1, 2, and 5 have been satisfied and Buyer is willing to enter into a new commitment for Equipment and Software in consideration of the pricing and other incentives set forth herein.

WHEREAS, the parties have agreed to modify the Agreement as follows:

NOW therefore, the Agreement is hereby modified as follows:

1. Section 2, "Term", is hereby amended to be effective through December 31, 2001.

2. The parties have agreed to establish a new Total Commitment replacing the Previous Commitments. Therefore, Buyer hereby agrees to purchase Twenty Five Million Dollars ($25,000,000) of Equipment and/or Software or Buyer hereby agrees to purchase all SONET OC-48 and higher bandwidth Equipment, including Dense WDM/Optical Amplifiers from Seller, during the Term of this Amendment No. 7, whichever comes first. Such Total Commitment shall apply to purchases of Equipment and licensing of Software between the effective date of this Amendment No. 7 and the end of the Term of the Agreement. If during the Term of the Agreement, Buyer is unable to satisfy the Total Commitment set forth herein, Seller shall invoice Buyer, at the end of the Term, an amount equal to three (3%) of the difference between the actual amount of Equipment purchased and Software Licensing fees and the Total Commitment from the effective date of this Amendment No. 7 ("Invoice Value").

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                     Page 2 of 5

     Buyer also agrees to increase the capacity of rings one (1) and two (2) ("Rings 1 and 2") to twelve (12) channels of capacity before deploying another vendor's OC-48 or higher bandwidth SONET product along the same routes. The aforementioned obligation to increase the capacity shall exceed the Term of the Agreement.

3. Section 13.1, "Warranty" is hereby deleted in its entirety and replaced as follows:

     13.1 In those instances when Seller does not perform installation Services, Seller warrants to Buyer, or its Affiliate as appropriate, that Equipment supplied hereunder, excluding Software, will, under normal use and service, be free from defective material and faulty workmanship and will perform in accordance with the applicable Specifications for a period of sixty (60) months from the date of shipment, or if the date of shipment is not marked on the Equipment, sixty-three (63) months from the date of manufacture. In the event Seller performs installation Services, the Equipment warranty shall be sixty (60) months from the date of acceptance as set forth in Section
          12. This warranty does not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses. Seller further warrants that any engineering and installation Services performed by Seller will be free from defects in workmanship for the duration of the Equipment warranty period. Seller's sole obligation and Buyer's exclusive remedy under this warranty are limited to the replacement or repair, at Seller's option and expense, of the defective Equipment, or correction of the defective engineering and installation Services. Such obligation and remedy are conditional upon the Equipment not having been altered or repaired by any party other than Seller without Seller's prior written consent, and the defect not being the result of Buyer's mishandling, abuse, misuse or improper storage, installation, operation, or maintenance, or other causes not imputable to Seller and upon the Equipment not having been damaged by fire, explosion, power failure, lightning, or any other act of nature or public enemy. The repair or replacement of the defective Equipment and the correction of defective engineering and installation Services shall be warranted for a period of ninety (90) days or the remainder of the original Equipment warranty period whichever is longer.

4. The following Exhibits are hereby deleted in there entirety and replaced with Amendment No. 7 of the applicable Exhibit and are attached hereto:

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                     Page 3 of 5


     Exhibit A, "Cover Page"
     Exhibit A, "Equipment and Prices"
     Exhibit B, "Delivery Intervals"
     Exhibit E, "Affiliates".

5.   The following Exhibits are hereby added and are attached hereto:

     Exhibit F, Amendment No. 7, "Network Manager"
     Exhibit G, Amendment No. 7, "Cover Page"
     Exhibit G, Section 1, Amendment No. 7, "Installation and Test Services" Exhibit G, Section 2, Amendment No. 7, "Services Scope of Work"
     Exhibit H, Amendment No. 7, "Dedicated Engineer"
     Exhibit I, Amendment No. 7, "Cover Page"
     Exhibit I, Sections 1 through 3, Amendment No. 7, "Replacement Equipment" Exhibit J, Amendment No. 7, "Cover Page"
     Exhibit J, Sections 1 through 7, Amendment No. 7, "Georgia/Florida Ring
      Project"

13.  Section 29, "Total Commitment Incentives", is hereby added as follows:

     TOTAL COMMITMENT INCENTIVES

     29. In consideration of Buyer making the Total Commitment, and awarding Seller with its DWDM Georgia/Florida ring project ("Georgia/Florida Ring Project"), Seller shall provide to Buyer, at no charge to Buyer, the following incentives:

          29.1 Seller's Network Manager Software and the associated workstations, as set forth in Exhibit F, Amendment No. 7, "Network Manager"; and

          29.2 During the Term, as set forth in Exhibit G, Section 1, Amendment No. 7, "Installation and Test Services", Seller shall provide Buyer installation and test Services for all projects Buyer awards to Seller that utilizes only Seller's SONET TransportNode Equipment; and

          29.3 During the Term, Seller shall provide one (1) Systems Engineer to aid Buyer with SONET TransportNode projects and activities involving Seller. Such Systems Engineer shall be located at Seller's facility. Such System Engineer shall be responsible for implementing SONET TransportNode projects between the parties per the guidelines set forth in Exhibit H, Amendment No. 7; and

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                     Page 4 of 5


          29.4 During the Term, Seller shall provide Buyer, excluding Buyer's Affiliates, two (2) SONET internship seats in Montreal, Quebec and five (5) seats of Seller's standard training as set forth in Seller's course curriculum. Such standard training shall not exceeding five (5) days and shall be located at one (1) of Seller's training facilities. Upon Buyer's request, Seller shall schedule Buyer for such standard training. Notwithstanding the foregoing, Buyer shall be responsible for all travel and living expenses associated with such training.

          29.5 For the Georgia/Florida Ring Project only, Seller shall provide Buyer four (4) sets of spare plug-ins, as set forth in Exhibit J, Sections 4, 5, 6, and 7. Such spares shall be provided to Buyer upon the deployment of the initial DWDM GA/FL Ring 1 and 2 build with the following provisions:

               29.5.1 Four (4) sets of DWDM optics shall be provided for those wavelengths specifically required for the initial build of channels 1 and 2. Four sets of DWDM optics spares shall be provided as each new channel and new wavelength are added; and

               29.5.2 One (1) set of HPTX optics are to be provided for the ring
                      3 build as ring 3 is limited to a single S/DMS TransportNode OC-48 channel.

          29.6 Seller shall replace the Lucent and/or NEC networks, identified. Such replacement Equipment shall be new. Seller's responsibilities associated with such Equipment and identification of such Lucent and/or NEC networks shall be as set form in Exhibit I, Sections 1 through 3, Amendment No. 7, "Replacement Equipment", with Seller's S/DMS TransportNode OC-48 Equipment. Upon Buyer's acceptance of Seller's systems, Buyer shall pass title of such Lucent and/or NEC equipment to Seller.

14.  Section 30, Affiliates Bartering, is hereby added as follows:

     30.1 On a case by case basis, Buyer may notify Seller, in writing, of Buyer's desire to transfer Seller's TransportNode Equipment and Software to any of its business affiliates ("Affiliate Bartering"). Seller shall provide Buyer with Seller's written consent for such transfer, such consent not to be unreasonably withheld.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                     Page 5 of 5


          Notwithstanding the foregoing, such Affiliate must agree, in writing, to be bound by the terms and conditions of the Software License as agreed to between Buyer and Seller.

     30.2 In the event that such Affiliate Bartering involves used Equipment, then any existing warranties for such Equipment shall expire upon such transfer of ownership of such Equipment. Notwithstanding the foregoing, Equipment associated with the Georgia/Florida Ring Project shall not be eligible for such Affiliate Bartering.

All other terms and conditions shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the day and year last written below.


INTERSTATE FIBERNET, INC.               NORTHERN TELECOM INC.

By:       /s/ Doug Shumate              By:     /s/ Brian D. White
   ----------------------------            ------------------------------
          Signature                             Signature

Name:     Doug Shumate                  Name:   Brian D. White
     ---------------------                   ----------------------------
          Print                                 Print

Title:    Snr VP & CFO                  Title:  V.P. Broad Band Sales
      --------------------                    ---------------------------

Date:     4-15-97                       Date:   4/15/97
     ---------------------                   ----------------------------

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                     Page 1 of 1



                           PRODUCTS, PRICES, AND FEES



               SECTION        PRODUCT

                  1           S/DMS TransportNode OC-3/12/48

                  2           S/DMS TransportNode OC-192

                  3           Discount Matrix

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                       Section 1
                                                                     Page 1 of 5




S/DMS TransportNode Equipment (OC-3/12/48)

                                                                                                         CONTRACT
NTI CODE         CPC CODE         DESCRIPTION                                                            NET PRICE
--------         --------         -----------                                                            ---------
B0105001         B0105001         Frame, One OC-48 Terminal Shelf, Front Access                            $8,816
B0105002         B0105002         Frame, Two OC-48 Terminal Shelves, Rear Access                          $16,418
B0105003         B0105003         Frame, One OC-48 Terminal Shelf, Top, Rear Access                        $8,816
B0105004         B0105004         Frame, One OC-48 Terminal Shelf, Bottom, Rear Access                     $8,816
B0105005         B0105005         Frame, One OC-48 Regen Shelf                                             $3,898
B0105006         B0105006         Frame, Two OC-48 Regen Shelves                                           $6,610
B0105007         B0105007         Frame, Three OC-48 Regen Shelves                                         $9,322
B0105010         B0105010         Frame, One OC-12 TBM Shelf, Position 1                                   $4,648
B0105011         B0105011         Frame, One OC-12 TBM Shelf, Position 2                                   $4,691
B0105012         B0105012         Frame, Two OC-12 TBM Shelves                                             $7,472
B0105013         B0105013         Frame, Three OC-12 TBM Shelves                                          $10,253
B0105014         B0105014         Frame, One OC-12 TBM Shelf, Position1, VTBM                              $4,648
B0105015         B0105015         Frame, One OC-12 TBM Shelf, Position2, VTBM                              $4,691
B0105016         B0105016         Frame, Two OC-12 TBM Shelves, VTBM                                       $7,472
B0105017         B0105017         Frame, Three OC- 12 TBM Shelves, VTBM                                   $10,253
NT4K19AB         A0624160         OC-12 Shelf TBM                                                          $3,135
NT4K30AA         A0389285         OC-12 - DS-3/STS-1 I/O (1)                                                 $247
NT4K32AA         A0389518         OC-12 - DS-1 I/O (14 In)                                                   $214
NT4K33AA         A0389519         OC-12 - DS-1 I/O (14 Out)                                                  $214
NT4K52BC         A0408684         OC-12 Control - Shelf Processor                                          $1,232
NT4K53AB         A0399607         OC-12 Control - Maintenance                                                $419
NT4K60CA         A0407135         OC-12 Protection - 12 DS-3 Switcher                                        $254
NT7E01CB         A0398143         OC-3 LR 1S10 Networking Interface (FC)                                   $3,092
NT7E01CC         A0398144         OC-3 LR 1310 Networking Interface (ST)                                   $3,092
NT7E0lCD         A0398145         OC-3 LR 1310 Networking Interface (SC)                                   $3,092
NT7E01DB         A0398147         OC-3 IR 1310 Networking Interface (FC)                                   $2,807
NT7E01DC         A0398148         OC-3 IR 1310 Networking Interface (ST)                                   $2,807
NT7E01DD         A0398149         OC-3 IR 1310 Networking Interface (SC)                                   $2,807
NT7E02EB         A0392278         OC-12 LR 1310 BLSR RING Interface (FC)                                   $5,728
NT7E02EC         A0392279         OC-12 LR 1310 BLSR RING Interface (ST)                                   $5,728
NT7E02ED         A0392280         OC-12 LR 1310 BLSR RING Interface (SC)                                   $5,728
NT7E02ED         A0392280         OC-12/48 Interface - OC-12 LR 1310 (SC)                                  $5,728
NT7E02FB         A0392284         OC-12 IR 1310 BLSR RING Interface (FC)                                   $4,987
NT7E02FC         A0392285         OC-12 IR 1310 BLSR RING Interface (ST)                                   $4,987
NT7E02FD         A0398326         OC-12 IR 1310 BLSR RING Interface (SC)                                   $4,987
NT7E02JB         A0397458         OC-12 ELR 1550 Ring Interface (FC)                                       $7,447
NT7E02JC         A0397459         OC-12 ELR 1550 Ring Interface (ST)                                       $7,447
NT7E02JD         A0397460         OC-12 ELR 1550 Ring Interface (SC)                                       $7,447
NT7E04CA         A0357486         OC-12 DS-1 Mapper (14)                                                   $2,266
NT7E05AB         A0620890         OC-12 VTBM Optics, LR, (FC)                                              $9,576
NT7E05AC         A0620891         OC-12 VTBM Optics, LR, (ST)                                              $9,576
NT7E05AD         A0620892         OC-12 VTBM Optics, LR, (SC)                                              $9,576
NT7E05BB         A0620893         OC-12 VTBM Optics, IR, (FC)                                              $8,265



Note: Unbolded entries are to be discounted an additional 7%. Bolded entries are
                                                                             ---
not to be discounted!
--- -- -- ----------

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                       Section 1
                                                                     Page 2 of 5

                                                                                                         CONTRACT
NTI CODE         CPC CODE         DESCRIPTION                                                            NET PRICE
--------         --------         -----------                                                            ---------
NT7E05BC         A0620895         OC-12 VTBM Optics, IR, (ST)                                              $8,265
NT7E05BD         A0620896         OC-12 VTBM Optics, IR, (SC)                                              $8,265
NT7E08AA         A0341503         OC-12/48 - DS-3 Mapper (3)                                               $2,639
NT7E09AA         A0341504         OC-12/48 - STS-1 Mapper (3)                                              $2,779
NT7E14AA         A0341509         OC-48 - DS-3/STS-1 I/O (1)                                                 $119
NT7E19AA         A0360167         OC-12/48 Control - ESI Carrier                                             $220
NT7E20CC         A0395434         OC-48 Control - Shelf Processor                                            $842
NT7E20GB         A0634730         OC-48 Control - Enhanced Shelf Processor                                 $2,451
NT7E23AA         A0341514         OC-48 Control - Maintenance                                                $367
NT7E24BC         A0399043         OPC w/Tape Drive                                                         $4,788
NT7E24CC         A0399044         Portable Operations Controller (OPC)                                     $7,803
NT7E24TA         A0379851         Blank DAT Tape (Spare ONLY.)                                                $78
NT7E25BA         A0362991         OC-48 Interface - Orderwire                                              $1,319
NT7E26AA         A0341517         OC-48 Interface - 64Kb/s Data Channel                                    $1,394
NT7E27BA         A0623147         OC-12/48 Control - Synchronization                                       $1,223
NT7E33DA         A0408535         OC-12/48 Interface - STS-12                                              $2,038
NT7E35AA         A0402556         OC-12 Protection - Ring Loopback                                           $883
NT7E36AA         A0402558         OC-12 Protection - Ring Overhead Bridge                                    $242
NT7E82DA         A0628317         OC-12/48 Release Upgrade                                                 $1,036
NT7E85JA         A0622129         OC-12 Load - Release 9.0                                                   $103
NT7E85KA         A0636948         OC-12 Load - Release 10.0                                                  $103
NT7E85LA         A0638726         OC-12 Load - Release 11.0                                                  $103
NT8E01CQ         A0626892         OC-48 Interface - OC-48 1533 Term Tx (FC)                               $20,124
NT8E01CR         A0626893         OC-48 Interface - OC-48 1533 Term Tx (ST)                               $17,609
NT8E01CS         A0626894         OC-48 Interface - OC-48 1533 Term Tx (SC)                               $17,609
NT8E01MF         A0626670         OC-48 Interface - OC-48 1310 Term Tx (FC)                               $12,255
NT8E01MG         A0626672         OC-48 Interface - OC-48 1310 Term Tx (ST)                               $12,255
NT8E01MH         A0626671         OC-48 Interface - OC-48 1310 Term Tx (SC)                               $12,255
NT8E01NF         A0626673         OC-48 Interface - OC-48 1557 Term Tx (FC)                               $16,770
NT8E01NG         A0626674         OC-48 Interface - OC-48 1557 Term Tx (ST)                               $16,770
NT8E01NH         A0626675         OC-48 Interface - OC-48 1557 Term Tx (SC)                               $16,770
NT8E01PB         A0617854         OC-48 Interface - OC-48 1310 Ring Tx (FC)                               $13,623
NT8E01PC         A0617855         OC-48 Interface - OC-48 1310 Ring Tx (ST)                               $13,623
NT8E01PD         A0617923         OC-48 Interface - OC-48 1310 Ring Tx (SC)                               $13,623
NT8E01QB         A0617856         OC-48 Interface - OC-48 1557 Ring Tx (FC)                               $18,648
NT8E01QC         A0617857         OC-48 Interface - OC-48 1557 Ring Tx (ST)                               $18,648
NT8E01QD         A0617858         OC-48 Interface - OC-48 1557 Ring Tx (SC)                               $18,648
NT8E02DB         A0392289         OC-48 Interface - OC-48 Rx (FC)                                          $9,547
NT8E02DB         A0392289         OC-48 Interface - OC-48 Rx (FC)                                          $9,547
NT8E02DC         A0392290         OC-48 Interface - OC-48 Rx (ST)                                          $9,547
NT8E02DC         A0392290         OC-48 Interface - OC-48 Rx (ST)                                         $9,.547
NT8E02DD         A0398312         OC-48 Interface - OC-48 Rx (SC)                                          $9,547
NT8E02DD         A0398312         OC-48 Interface - OC-48 Rx (SC)                                          $9,547
NT8E03AB         A0363887         OC-48 Interface - OC-48 1310 Regen Tx (FC)                              $13,555

Note: Unbolded entries are to be discounted an additional 7%. Bolded entries are
                                                                             ---
not to be discounted!
--- -- -- ----------

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                       Section 1
                                                                     Page 3 of 5


NT8E03AC         A0366644         OC-48 Interface - OC-48 1310 Regen Tx (ST)                              $13,555
NT8E03AD         A0398211         OC-48 Interface - OC-48 1310 Regen Tx (SC)                              $13,555
NT8E03CB         A0371103         OC-48 Interface - OC-48 1557 Regen Tx (FC)                              $18,550
NT8E03CC         A0371105         OC-48 Interface - OC-48 1557 Regen Tx (ST)                              $18,550
NT8E03CD         A0398313         OC-48 Interface - OC-48 1557 Regen Tx (SC)                              $18,550
NT8E03CM         A0406377         OC-48 Interface - OC-48 1533 Regen Tx (FC)                              $19,478
NT8E03CN         A0406378         OC-48 Interface - OC-48 1533 Regen Tx (ST)                              $19,478
NT8E03CP         A0406379         OC-48 Interface - OC-48 1533 Regen Tx (SC)                              $19,478
NT8E04AB         A0405411         Optical Line/ Post Amp (FC)                                             $29,975
NT8E04AC         A0405418         Optical Line/ Post Amp (ST)                                             $34,171
NT8E04AD         A0405419         Optical Line/ Post Amp (SC)                                             $34,171
NT8E04BB         A0636631         Bi-Directional WDM Opt. Amp (FC)                                        $45,597
NT8E04BC         A0636632         Bi-Directional WDM Opt. Amp (ST)                                        $45,597
NT8E04BD         A0636633         Bi-Directional WDM Opt. Amp (SC)                                        $45,597
NT8E05C8         A0399468         OC-48 Demux - Terminal                                                   $4,871
NT8E06AA         A0348539         OC-48 Demux - Ring                                                       $4,871
NT8E15AA         A0348546         OC-48 Protection - 24 DS-3/STS-1 Switcher                                  $703
NT8E17AA         A0348547         OC-48 - DS-3/STS-1 I/O Carrier (6)                                         $316
NT8E18AC         A0402178         OC-48 Protection - 48 DS-3/STS-1 Switch Controller                       $1,055
NT8E31BA         A0399924         OC-48 Interface - STS-48 Ring Tx                                         $3,768
NT8E31BA         A0399924         OC-48 Interface - STS-48 Ring Tx                                         $3.768
NT8E31CA         A0615263         OC-48 Interface - STS-48 Term Tx                                         $3.768
NT8E31EA         A0626712         OC-48 Interface - STS-48 Tx (For HPTX)                                   $3,768
NT8E31EA         A0626712         OC-48 Interface - STS-48 Term Tx (For HPTX)                              $3,768
NT8E32AA         A0371110         OC-48 Interface - STS-48 Rx                                              $3,642
NT8E32AA         A0371110         OC-48 Interface - STS-48 Rx                                              $3,642
NT8E34AB         A0408524         OC-48 Interface - 1557 HPTX (FC)                                        $44,975
NT8E34AB         A0408524         OC-48 Interface - 1557 HPTX (FC)                                        $44,975
NT8E34AC         A0408525         OC-48 Interface - 1557 HPTX (ST)                                        $44,975
NT8E34AC         A0408525         OC-48 interface - 1557 HPTX (ST)                                        $44,975
NT8E34AD         A0408526         OC-48 Interface - 1557 HPTX (SC)                                        $44,975
NT8E34AD         A0408526         OC-48 Interface - 1557 HPTX (SC)                                        $44,975
NT8E34BB         A0408527         OC-48 Interface - 1533 HPTX (FC)                                        $47,223
NT8E34BB         A0408527         OC-48 Interface - 1533 HPTX (FC)                                        $47,223
NT8E34BC         A0408529         OC-48 Interface - 1533 HPTX (ST)                                        $47,223
NT8E34BC         A0408529         OC-48 Interface - 1533 HPTX (ST)                                        $47,223
NT8E34BD         A0408530         OC-48 Interface - 1533 HPTX (SC)                                        $47,223
NT8E34BD         A0408530         OC-48 Interface - 1533 HPTX (SC)                                        $47,223
NT8E50AA         A0348549         OC-48 Shelf - Terminal                                                   $7,117
NT8E51AB         A0625770         OC-48 Regen/Opt. Amp Shelf                                               $2,639
NT8E51AB         A0625770         OC-48 Regen/Opt. Amp Shelf                                               $2,639
NT8E85GB         A0634961         OC-48 Release 10.10                                                        $103
NT8E85HA         A0632887         OC-48 Release 11.03                                                        $103
NT8E85KA         A0647239         OC-48 Release 13.0                                                         $103


Note: Unbolded entries are to be discounted an additional 7%. Bolded entries are
                                                                             ---
not to be discounted!
--- -- -- ----------

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                       Section 1
                                                                     Page 4 of 5


RIGHT-TO-USE LICENSES FOR SOFTWARE (PER SHELF)

NT7E80AC         A0393738         OC 3/12 SONET DCC Bridge                                                 $2,750
NT7E80AV         A0647771         OC-12 TRIBUTARY - OC-3/3C                                                $1,748
NT7E80DA         A0402699         OC-12 Advanced OAM&P (Terminal)                                          $3,723
NT7E80DC         A0402701         OC-12 Advanced ADM                                                       $3,723
NT7E80DD         A0402702         OC-12 Advanced Ring                                                      $6,223
NT7E80DF         A0628328         OC-12 HUB DCC PASS THROUGH                                               $3,417
NT7E80DJ         A0634956         OC-12 FEATURE - VT TSA                                                   $4,557
NT7E80DL         A0637065         OC-12 MATCHED NODES                                                      $5,697
NT7E80FA         A0402697         OC-3 Advanced OAM&P (Terminal)                                           $1,852
NT7E80FC         A0402698         OC-3 Advanced ADM                                                        $2,565
NT7E82AC         A0393748         OC-12 DS-3 Performance Monitoring                                      Included
NT7E82AE         A0396496         OC-12 DS1 Performance Monitoring                                       Included
NT7E82AH         A0393752         OC-12 TL-1/NMA Application                                             Included
NT7E82AK         A0647765         PRIMARY OPC INTERFACE TL-1/NMA                                         Included
NT7E82BC         A0396497         OC-3 DS-3 Performance Monitoring                                       Included
NT7E82BE         A0402715         OC-3 DS-1 Performance Monitoring                                       Included
NT7E82BH         A0396500         OC-3 TL-1/NMA Application                                              Included
NT7E82CH         A0647908         OC-12/48 INTERFACE - OSI                                                 $2,073
NT7E82CK         A0647882         PRIMARY OPC IF/F OSI                                                     $1,036
NT7E82DA         A0628317         OC-3/12/48 N-2 Release Upgrade                                           $1,036
NT7E82DB         A0628318         OC-3/12/48 Event History                                               Included
NT7E82DC         A0628319         OC-3/12/48 Remote Inventory                                            Included
NT7E82DF         A0628322         OC-12/48 I/F - Serial Telem                                            Included
NT7E82DG         A0628323         OC COMM PARALLEL I/F PORT LICENSE                                        $1,776
NT7E83AA         A0392172         OPC Redundancy                                                         Included
NT7E83AB         A0392173         OPC Application s/w (Formally IFN OPC Features NT7E83IF) per OPC
                                  charge                                                                   $3,700
NT7E83AC         A0393740         Standby TL-1/NMA                                                       Included
NT8E80DA         A0402713         OC-48 Advanced OAM&P (Terminal)                                         $11,623
NT8E80AS         A0402165         OC-48 Extra Traffic                                                      $5,201
NT8E80AV         A0647763         OC 48 Trib-OC-3/3c (for Trib)                                            $1,748
NT8E80AW         A0647766         OC-48 TRIB. OC12/12C S/W (Per Trib)                                      $3,250
NT8E80AY         A0647767         OC-48 TRIB. STS-12/12C S/W (Per Trib)                                    $3,250
NT8E80DD         A0390657         OC-48 Advanced Ring System                                              $14,123
NT8E80DL         A0628312         OC-48 Matched Nodes (TA-1230)                                           $24,520
NT8E80DP         A0634957         OC-48 Feature - Multi D&C (BLSR)                                         $7,122
NT8E80DQ         A0634958         OC-48 Feature - BLSR Ex Traffic                                          $9,687
NT8E80DR         A0647768         OC-48 Feature-Optical Trib DCC                                           $3,417
NT8E81DA         A0402714         OC-48 Regenerator Advanced Application Software                          $5,940
NT8E81AC         A0647769         OC-48 APPL OPTICAL AMP S/W                                               $3,108
NT8E82AC         A0392209         OC-48 DS-3 Performance Monitoring (Term)                               Included
NT8E82AE         A0628311         OC-48 STS-1 Performance Monitoring                                     Included

Note: Unbolded entries are to be discounted an additional 7%. Bolded entries are
                                                                             ---
not to be discounted!
--- -- -- ----------

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                       Section 1
                                                                     Page 5 of 5


NT8E82AF         A0647770         OC-48 SURV.OC12/STS-12PMS S/W                                          Included

DOCUMENTATION(CD ROM)

NT7E64DF         A0631163         OC-12 Practice - Release 10.0 (CD)                                         $220
NT7E64DG         A0631166         OC-12 Practice - Release 11.0 (CD)                                         $220
NT8E64AI         A0622050         OC-48 Practice - Release 10.0 (CD)                                         $220
NT8E64AJ         A0631160         OC-48 Practice - Release 11.0 (CD)                                         $220

NT7E65DF         A0631162         OC-3/OC 12 TBM NTPs Rel 10.0                                                 $0
NT7E65DG         A0631165         OC-3/OC 12 TBM NTPs Rel 11.1                                               $339
NT8E65AI         A0622048         OC-48 NTP Package REL 10 0                                                   $0
NT8E65AJ         A0631161         OC-48 NTP Package REL 11.0                                                 $339

NETWORK MANAGER HARDWARE

NTSE51AA         A0629457         Network Manager - HP715 Workstation                                     $25,000
NTSE53AB         A0656491         Network Manager - HP-C100 Workstation                                   $37,500
NTSE85EA         A0639921         Network Manager Load - Release 5.0 Tape                                    $180

RIGHT-TO-USE LICENSES FOR APPLICATIONS AND FEATURES


NETWORK MANAGER FEATURES

NTSE80EA         A0641929         Network Manager Rel. 5 TransportNode RTU                                $25,000
NTSE82AA         A0620131         Network Manager - Surveillance Package                                  $25,000
NTSE82BA         A0620132         Network Manager - S/W Management Package                                $25,000
NTSE82CA         A0628386         Network Manager - Centralized PM Displays                               $25,000
NTSE82DA         A0628387         Network Manager - Remote Inventory/Shelf Graphics                       $25,000
NTSE82EA         A0641620         Network Manager - Connection Management Package                         $25,000
NTSE81AA         A0408533         Net Mgr. - TransportNode OPC SOC Connection                              $5,000
NTSE81AB         A0620961         Network Manager - OPC SOC Software Download                              $3,000
NTSE81AC         A0629202         Net. Mgt. - OPC SOC Data Access Connection (PM/Inv.)                     $3,000
NTSE81AD         A0641621         Network Manager - OPC SOC Connection Management                          $3,000
NTSE81BA         A0408534         Network Manager - User Terminal Hookup                                   $3,000

DOCUMENTATION


NTSE65EA         A0639922         Network Manager User Guide- Release 5.0                                    $249


Note: Unbolded entries are to be discounted an additional 7%. Bolded entries are
                                                                             ---
not to be discounted!
--- -- -- ----------

S/DMS TRANSPORTNODE OC-192                                 Contract No. IFN9301C
                                                                 Amendment No. 7
CUSTOMER:    Interstate FiberNet                                       Exhibit A
DATE:        1/28/97                                                   Section 2
                                                                     Page 1 of 2


                                                                                              Contract
  ITEM      PRODUCT DESCRIPTION                                           CODE                Net Price
  ----      -------------------                                           ----                ---------
   #1.0     OC-192 Bay/Shelf Hardware
            Mechanical Bay Assembly (7'0" frame)                          NTCA89AA               17,288

   #2.0     Mandatory Common Equipment
            Shelf Controller                                              NTCA41BA                4,356
            Maintenance Interface                                         NTCA42M                 1,565
            Breaker/Filter Module                                         NTCA40AA                  348
            Message Transfer                                              NTCA48AA                2,607
            External Synchronization Interface                            NTCA44AA                3,911

   #3.0     Optional Features - Hardware
            Parallel Telemetry Interface                                  NTCA45AA                1,527
            Order Wire (Phase 2)                                          NTCA47AA                2,765

   #4.0     Line Optics
            OC-192 Term Tx (FC)1557nm Negative Chirp                      NTCA01BA               41,717
            OC-192 Term Tx (SC)1557nm Negative Chirp                      NTCA01BC               41,717
            OC-192 Term Tx (FC)1557nm Positive Chirp                      NTCA01CA               41,717
            OC-192 Term Tx (SC)1557nm Positive Chirp                      NTCA0lCC               41,717
            OC-192 Term Tx (FC)1533nm Neg/Pos Chirp                       NTCA01DA               49,817
            OC-192 Term Tx (SC)1533nm Neg/Pos Chirp                       NTCA01DC               49,817
            OC-192 Term Tx (FC)1533nm Positive Chirp                      NTCA01DD               49,817
            OC-192 Term Tx (SC)1533nm Positive Chirp                      NTCA01DF               49,817
            OC-192 Regen Tx (FC)1557nm Negative Chirp                     NTCA03BA               53,405
            OC-192 Regen Tx (SC)1557nm Negative Chirp                     NTCA03BC               53,405
            OC-192 Regen Tx (FC)1557nm Positive Chirp                     NTCA03CA               53,405
            OC-192 Regen Tx (SC)1557nm Positive Chirp                     NTCA03CC               53,405
            OC-192 Regen Tx (FC)1533nm Neg/Pos Chirp                      NTCA03DA               61,505
            OC-192 Regen Tx (SC)1533nm Neg/Pos Chirp                      NTCA03DC               61,505
            OC-192 Regen Tx (FC)1533nm Positive Chirp                     NTCA03DD               61,505
            OC-192 Regen Tx (SC)1533nm Positive Chirp                     NTCA03DF               61,505
            OC-192 Long Reach Receiver (FC),1557nm                        NTCA02AA               41,717
            OC-192 Long Reach Receiver (SC),1557nm                        NTCA02AC               41,717
            OC-192 Long Reach Receiver (FC),1533nm                        NTCA02CA               41,717
            OC-192 Long Reach Receiver (SC),1533nm                        NTCA02CC               41,717
            OC-192 Short Reach Receiver (FC),1557/1533                    NTCA02BA               28,368
            OC-192 Short Reach Receiver (SC),1557/1533                    NTCA02BC               28,368
            OC-192 Demultiplexer                                          NTCA05AA               11,779

   #5.0     Filler Cards & Carrier Units
            Transport Shelf Filler Card (Single Slot)                     NTCA49AA                  338
            Switch Module Position Filler Card (Double Slot)              NTCA49AB                  540
            Control Shelf Filler Card (1 inch)                            NTCA59AA                   81

S/DMS TRANSPORTNODE OC-192                                 Contract No. IFN9301C
                                                                 Amendment No. 7
CUSTOMER:    Interstate FiberNet                                       Exhibit A
DATE:        1/28/97                                                   Section 2
                                                                     Page 2 of 2

                                                                                              Contract
  ITEM      PRODUCT DESCRIPTION                                           CODE                Net Price
  ----      -------------------                                           ----                ---------
   #6.0     OC-192 Switch Modules
            Main Shelf Switch Module                                      NTCA20AA               17,383

   #7.0     OC-192 Mandatory Software - Right to Use
            OC-192 Release 1 Software Load                                NTCA60AA                  146
            OC-192 Application - 1+1 Terminal                             NTCA62AA               43,457
            OC-192 Application - Regen/Op Amp                             NTCA62AB               26,074

   #8.0     OC-192 Optional Features - Right to Use
            OC-192 Feature - Intemediate Path PM                          NTCA62FA                7,868
            OC-192 Feature - Forward Error Correction                     NTCA62FB               18,252
            OC-192 Feature - TL-1 Interface                               NTCA62BA                4,050
            OC-192 Feature - Optical Trib DCC                             NTCA62FC               11,334

   #9.0     Tributaries
            OC-48 Tributary T/R (1310, FC)                                NTCA30BA               24,446
            OC-48 Tributary T/R (1310, ST)                                NTCA30BB               24,446
            OC-48 Tributary T/R (1310, SC)                                NTCA30BC               24,446
            STS-48 Coaxial T/R                                            NTCA34AA               11,987

  #10.0     Miscellaneous
            DCM 060                                                       NTCC14AC               20,250
            DCM 080                                                       NTCC14BC               22,950
            Dual (Tx/Rx) STS-48 Coaxial Cable Assembly                    NTCA8931                  215
            Mult. Shelf LAN Cable (66ft); OC-192 Ml-MI                    NTCC8927                  150
            9/25-Pin User VF Modem Access Cable 20m (66ft)                NTCC8930                  138
            Parallel Telemetry input cable asbly 20m (66ft)               NTCC8928                  174
            Parallel Telemetry output cable asbly 20m (66ft)              NTCC8929                  174
            OC-192 NTP REL 01                                             NTCA65AA                  482
            OC-192 NE customer drawing package                            NTCA79MA                   65
            OC-192 consumable spares kit                                  NTCA79AA                   65
            Envir ControlL Panel Assy - 3 Fan                             NTCA85AA                9,335
            Fiber Management Hardware Kit                                 NTCC8414                  486
            Fan Module                                                    NTCA85BA                1,985

  #11.0     Optical Amps
            MOR Amps                                                      NTCA11AA               90,000

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit A
                                                                       Section 3
                                                                     Page 1 of 1


                                                                  Discount Matrix

                                         A                                    B                                 C
        ------------------ -------------------------------- -------------------------------------- -----------------------------
           Commitment                 OC-3/12                            OC-3/12/48                         OC-3/l2/48
              Level                All NT4K Codes                     All NT7E/8E Codes              OC-48 1550 & HPTX Optics
                                                              (Except OC-48 1550 & HPTX Optics)

        ------------------ -------------------------------- -------------------------------------- -----------------------------
                                Discount Percentage                  Discount Percentage               Discount Percentage
------- ------------------ -------------------------------- -------------------------------------- -----------------------------
  1        1 Year/$5M                   34%                                  43%                               50%
------- ------------------ -------------------------------- -------------------------------------- -----------------------------
  2        5 Year/$25M                  34%                                  43%                               50%
                            + 7% Additional Net Discount        + 7% Additional Net Discount
------- ------------------ -------------------------------- -------------------------------------- -----------------------------

Notes:

1. The base volume discount has been applied to the Product prices provided in Schedule A of this Product Attachment for Transmission Products. The additional NET 7% for the 5 Year/$25M commitment is not reflected in the Discount Matrix.

                                                           Contract No. IFN9301C
                                                                  Amendment No.7
                                                                       Exhibit B
                                                                     Page 1 of 1

                               DELIVERY INTERVALS
                               ------------------

The normal intervals from Seller's receipt of an order to shipment of Equipment are as indicated. Any forecast provided Buyer is to be submitted to Seller at least twenty (20) weeks prior to the required delivery of Equipment.

               Delivery Intervals (Weeks After Receipt of Order)

                              With Forecast             Without Forecast

OC-3/12                            4                            12

OC-48                              4                            12

OC-48 HPTX & DWDM Optics           12                           16

MOR Optical Amps                   8                            12

OC-192                             8                            12


                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit E
                                                                     Page 1 of 1


                                   AFFILIATES

CyberNet Inc.
Delta Com, Inc.
Gulf States FiberNet
InterCall
InterCel
Interstate Telephone Company
InterQuest/Eastern Telecom Inc.
Mind Spring Enterprises
Scana Communications Inc.
South Carolina Electric and Gas
Valley Telephone Company

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit F
                                                                     Page 1 of 2

                                Network Manager


Seller shall provide Buyer Seller's Network Manager system equipped in the following configuration:

 .   Two HP C100 Workstations
 .   Release 6.01 Network Manager Software
 .   The ability to interface to all existing Seller OPC Spans of Control
 .   The ability to interface with all existing Seller SONET Network Elements
    (Appox. 120 NE's).
 .   The ability to interface with all Seller SONET Network Elements to be deployed in the new Georgia/Florida Ring Project builds.

Buyer will be granted the use of all Network Manager Release 6.01 features with the following exceptions:

 .   Virtual Tributary Bandwidth Management (VTBM ) support for OC-12 BLSR rings on TBM and ABM platforms. - An additional charge of One Thousand Dollars ("$1000") per network element ("NE") will be added for this feature.

 .   DV-45 fault management - an additional charge of Five Hundred Dollars
    ("$500") per NE will be added for this feature.

 .   Tellabs Titan 5500 Digital Cross Connect support - an additional charge of
    Two Thousand Dollars ("$2000") per cross connect will be added for this feature.

 .   OC-192 support - an additional charge of Two Thousand Dollars ("$2000") per
    NE will be added for this feature. Note that this does not include the OC-192 common Equipment required to house the MOR amps required in the new Georgia/Florida Ring Project build.

 .   OC-3 Express support - an additional charge of One Thousand Dollars
    ("$1000") per NE will be added for this feature.

 .   AccessNode support - an additional charge of One Thousand Dollars ("$1000")
    per NE will be added for this feature.

                                                           Contract No. IFN930lC
                                                                 Amendment No. 7
                                                                       Exhibit F
                                                                     Page 2 of 2

Note that any existing nodes that Buyer wishes to interface, either belonging to partners or Affiliates or any new nodes not defined above will be subject to the following charges:

 .   OC-192 - $2000 per NE
 .   OC-L8 -$1500 per NE
 .   OC-3/12 TBM - $1000 per NE
 .   OC-3 Express - $1000 per NE
 .   AccessNode - $1000 per NE

Upgrades from one (1)Software release to the next, for example from Network Manager Release 6.01 to 7.01 will be subject to a flat charge of Twenty Five Thousand Dollars ("$25,000") per upgrade.

Note that Seller's offer does not include the building of any external LAN/WAN infrastructure i.e. routers, leased lines ect. The aforementioned items are to be provided by Buyer.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                     Page 1 of 1

                         INSTALLATION AND TEST SERVICES

          SECTION                      HEADING

             1                         Installation and Testing Services

             2                         Services Scope of Award

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 1
                                                                     Page 1 of 1

                       Installation and Testing Services

Seller shall provide Buyer all installation and test Services of all Seller/Buyer SONET TransportNode projects. This Service is offered for all builds consisting of no less than one (1)NE.

The scope of these installation and test Services are defined and are governed by the Scope of Work set forth in Exhibit G, Section 2. Any installation or test Services which deviate from such Scope of Work may be performed upon mutual agreement of the parties and shall be subject to additional negotiated charges.

Buyer must provide a minimum of four (4) weeks notice of the build prior to the start of any installation. Buyer must supply Seller's installation and test teams adequate and reasonable time to complete each job required.

Equipment is assumed to be delivered to one (1) of Buyer's controlled warehouses. Warehousing and transportation of Equipment to Buyer's designated site is not included but may be provided at an additional charge.

Installation and Engineering hours shall be issued at a rate of One Thousand ("1,000") hours per One Million Dollars ("$1,000,000") in purchases. The hours can be used as Purchase Orders are issued. Travel and living expenses will be blended into the hours charged at the rate of one (1) hour per One Hundred Dollars ("$100") expenses.

Notwithstanding the foregoing, Buyer shall have the option of contracting such Services out to other providers. For this, a product credit of $XXX/hour can be redeemed by Buyer.

This provision is provided solely to Buyer and excludes all others including Buyer's partners, Affiliates or sister companies. This offer is valid through the full term of this contract.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 1 of 8

                             SERVICES SCOPE OF WORK

1.   GENERAL DESCRIPTION

     The following section outlines the Scope of Work ("SOW") for the implementation of Seller's Transmission Equipment on a Engineer, Furnish, Install and Test basis under the Georgia/Florida Ring Project. Seller would be pleased to provide additional material and services not covered by the following SOW. Contact your Seller sales representative for a custom quote with SOW for any additional requirements.

2.   BUYER'S OBLIGATIONS

     With respect to any Equipment and Services provided as part of this Agreement, Buyer shall, at no charge to Seller provide the following, unless otherwise stated and negotiated within the proposal:

     General
     -------

     .  Provide and coordinate access to all sites in a timely manor.
     . Provide buyer contact(s) for Seller's installation crew with at 24 hour emergency escalation point of contact.
     . Provide reasonable security and storage facilities at Buyer's expense as appropriate for Equipment and tools used by Seller.
     . Provide access to reasonable washroom facilities twenty-four (24) hours a day.
     .  Furnish adequate fire extinguishers at all Sites.
     .  Provide all required work permits.
     . Furnish products requiring special fire ratings or other special considerations not identified in this Agreement.
     .  Move Equipment from the storage facility to the installation site.
     . Notify Seller when testing may re-commence if installation or test activities are suspended due to the site not being ready. Two (2) week's notice is required by Seller in order to allow scheduling of personnel. In this case, a re-mobilization charge will apply which is in addition to all costs contained herein. Corresponding changes will also be made to the schedule for completion of the job.

     Transmission Equipment
     ----------------------

     .  Store and furnish all electronics to the site locations.
     . Supply existing grounding and lighting plans at each location when requested.
     . Furnish adequate lighting, AC receptacles and grounding connections at all Sites.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 2 of 8

     . Furnish AC plus other cabling and connections beyond cross connect panel into which the Seller provided Equipment will terminate.
     . Supply any applicable drawings and relevant specifications which may consist of, but not be limited to:
        - floor plans indicating locations of all current and proposed Equipment
        - auxiliary framework drawings indicating all current and proposed ironwork
        - signal and alarm assignments for existing and proposed Equipment other than Seller's as it relates to the implementation of Seller's Equipment provided under this Agreement. This information is required four (4) weeks prior to installation starting.
     . Provide termination cables and panels for DS-1s, DS-3s, etc., if the Buyer does not elect to purchase this option from the Seller.
     . Provide and install overhead racking for cables, etc. before Equipment installation is to start, if the Buyer does not elect to purchase this option from the Seller.
     . Provide floor reinforcement to meet Transmission Equipment load requirements, if required.
     . Provide 240 VAC wall connections for attachment of DC power Equipment where applicable.
     . Provide optical patch cords and Variable Optical Attenuators (and or fixed bulkhead type attenuators) from S/DMS Equipment to the patch panel, if the buyer does not elect to purchase this option from Seller.
     . Terminate all miscellaneous site related alarm cables, as required, following completion of installation and test by Seller at each site that do not directly cross connect with the Seller provided Equipment.
     . Provide all DS3 cabling, BNC connectors, DSX-3 and DSx-1 Cross Connect equipment, if the Buyer does not elect to purchase this option from Seller.

3.   SELLER'S OBLIGATIONS

     With respect to any Transmission Equipment and Services provided under this Project, Seller shall:

     General
     -------

     . Provide regular status/progress reports to individual specified by Buyer.
     . Comply with local and state regulations regarding commercial building electrical and fire codes where applicable.
     .  Provide all necessary tools and test Equipment required for test.
     . Promptly remove packing and shipping materials used in the shipment of Seller's Equipment following completion of work.
     . Perform general site clean-up to assure the sites are in a neat and clean condition following the completion of work.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 3 of 8

     Transmission Equipment
     ----------------------

     . Test Seller-installed Equipment to the extent the Equipment is configured at time of test at shelf access interfaces. Seller shall not be responsible for the testing of unconfigured ports, fibers, cables or other Equipment not specifically identified in this contract and delivered before or during installation.
     . Perform testing in compliance with applicable sections of correct NTP's shipped with the Equipment. Testing required outside those tests defined in the NTP's would incur additional charges as defined in the proposal.
     . Provide acceptance test results on a per site basis as specified in the NTP's.
     . Provide a copy of NTP's to the sites identified in the proposal where this Equipment will be installed.

4.   GENERAL ASSUMPTIONS

     This Agreement is based on the following assumptions:

     . Seller assumes that all information provided to it by Buyer is correct regarding general systems Equipment requirements, earthquake requirements, and DS-3 traffic requirements. Seller shall not be responsible for system deficiency caused by incomplete or inaccurate information provided by Buyer.
     . Seller shall define required routing of all connections to the Seller provided equipment prior to or at the time that the engineering site survey is performed. (ie. DS1, DS3, fiber, power, AC, alarm assignments, bay locations, etc.)
     . Seller's prices are based on its use of non-union labor at all sites. When required, union labor will be provided at an additional cost to Buyer.
     . All sites, unless otherwise specified, are to use top supported 7'0" Equipment racks.
     . Buyer is to make voice communications available at all sites prior to the start of Seller's installation and test activity.
     . Buyer is to provide unimpeded access to all sites twenty-four (24) hours a day for installation and testing activity.
     . Buyer is to insure 110 VAC power will exist at all sites during installation and test of all Equipment provided under this Agreement.
     . Standard ring ground configurations or equivalent will exist at all proposed installation Sites with standard bus bar type ground available for Seller's power Equipment by the start of Seller's installation period.
     . All site auxiliary framing, associated ironwork, frame and aisle lighting, ladder racking and outside plant cable protection is installed and completed prior to the start of Seller's Installation activity at each site, if the buyer does not elect to purchase this option from Seller.
     . All Transmission Equipment is to be mounted on conventional wooden or concrete floors. If required, provisions for raised "computer" type flooring

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 4 of 8

        applications can be provided at an additional cost to Buyer. Buyer must notify Seller at least four (4) weeks in advance of installation start.

5.   TRANSMISSION EQUIPMENT INSTALLATION MATERIALS

     Miscellaneous installation materials will be provided, should the buyer elect to purchase this option, by Seller on a per site basis. Pricing has been provided in "lots" as defined in Seller provided Equipment list. The following types of material are examples of what will be provided, but not limited to:

     .  Top mounting hardware for Equipment frame
     .  Power cable and associated termination lugs
     .  Miscellaneous alarm cables/wiring.
     . Protection for the overhead routing of simplex fiber cables (patch cords) from top of frame to top of frame.

6.   TRANSMISSION EQUIPMENT INSTALLATION SERVICES

     Seller shall provide installation services for the Equipment and Services provided under this Agreement consistent with Seller's Installation Procedures as indicated in the release of NTP's relevant to the Buyer's Equipment.

     . Seller's installation personnel will inventory all Seller provided Equipment at the time of installation start.
     . Seller provides field supervision (in charge) to coordinate activities of Seller's field personnel performing installation Services.
     . Seller mounts Equipment racks/shelves, miscellaneous ironwork, and cables as specified in the Installation Specification prepared by Seller's Equipment engineering personnel.
     .  Seller performs continuity checks of wire/cabling.
     . Seller stencils bays/fuse panels as assigned by Seller's Equipment engineering
     . Seller will cable and tag, as required, power and ground cables, optical patch cords and pigtails, DS-1 and DS-3 alarm signal cabling, alarm and telemetry cabling, and signal cabling.
     . Seller will install cable runs from the Seller provided Equipment to the customer defined connection point.
     . Seller will be responsible for power plant, batteries, rectifiers, generators, only if they are specified in the proposal.
     . Seller will provide installation tools specified in the NTP's. The Buyer will be responsible for any tools not specifically listed in the NTP's or proposal.
     .  Seller will provide in-process inspections (quality audits).

7.   TRANSMISSION EQUIPMENT TEST SERVICES

     Seller shall provide Test Services consisting of the following:

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 5 of 8

     . In-bay testing of all Transmission Equipment in compliance with the current NTP's.
     .  Test and turn-up of all Transmission Equipment circuit packs.
     .  Acceptance testing per applicable NTP's.
     . Field supervision to coordinate activities of Seller's field personnel performing testing.
     . Receipt of Buyer sign-off of acceptance testing done in accordance with applicable NTP's.
     . Any test not specifically defined in the NTP's or proposal shall be provided by the buyer.

8.   BASIC ENGINEERING SERVICES, IF APPLICABLE

     Basic Engineering Services, if provided at additional cost to Buyer, shall be consistent with the Seller's current specifications. This services package applies only to existing line-ups, and the installation team using this package should be trained on Seller products. Basic Engineering Services shall include the following:

     . Phone customer information surveys to determine where the Seller's Equipment is to be installed in order to identify installation materials, notes and interconnections between the Seller provided and Buyer's Equipment. If additional information is required that cannot be obtained through remote collection , the buyer must pay additional time and expense charges, so that an on site survey can be performed.

     . Definition of required installation materials by part number and vendor name as described in section 5.

     . Review of Seller Equipment codes being ordered to verify baseline requirements versus currently manufactured codes at time of order.

     . Input of both Seller provided and installation material codes into Seller's ordering system.
     .
     .  Documentation package assembly and distribution for installation

     . Generation / updating of customized site specific detailed installation drawings and instruction packages which include the following;

            Summary of the job / scope of work.

            Overall Seller Network Layout Drawing

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 6 of 8

            Floor plan, cable rack, lighting, grounding and fiber guide drawings detailing where the Seller's equipment is to be installed within the customer's environment.

            Bay drawings or notes, includes equipment within bay as well as mechanicals of how to support top and bottom of bay to the customer office environment.

            Drawing of Shelf and Location of Circuit Packs within the shelf.

            Fiber route drawings; between Bay, Shelf, Circuit Pack, and Fiber Patch Panel.

            Power cable and ground cable route drawings and power assignments.

            Power plant/BDFB, front equipment, interconnect, fuse assignments and running list drawings.

            Manufacturing assembly drawings (bay layout) and notes.

            Traffic routing drawings for DSX cross connections, DS-1, DS-3,
            STS-1, etc....

            Alarm assignment tables.

            ESI assignment tables.

            CNET interconnection tables between Seller provided Network Elements

            Any other interconnection assignment tables between Seller provided equipment and Customer Office specific Equipment

            NOTE: All documentation is generated per Seller's standard engineering package practices. Updating of drawings or traffic routing on customer's specific databases is not specifically included; however, this Service can be provided at an additional cost.

9.   FULL ENGINEERING SERVICES, IF APPLICABLE

     Full Engineering Services, if provided at additional cost to Buyer, shall be consistent with the Seller's current specifications. This services package applies to new or existing line-ups and extensions or additions of the superstructure. Full Engineering Services shall include the following:

     . All items provided in the Basic Engineering Services Package, but enhanced.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 7 of 8

     . Customer drawings in the specific type and format specified by the buyer, in addition to the installation drawings specified in the Basic Engineering Services Package. The seller will mark-up existing or generate new customer site drawings. As built documentation will be provided at conclusion of project.

     . Site and / or phone customer information surveys at location where the Seller's equipment is to be installed in order to identify installation materials, notes and interconnections between the Seller provided and Buyer's Equipment.

     . Method of procedure for installations not covered by the NTP's or Customer Application Procedures (CAP).

     . Project management associated with the coordination of engineering and installation services. Kick-off meeting and weekly status reviews with engineering, installation, and the buyer. Escalation and resolution of project impacting events from receipt of Purchase Order until the installation completion notice.

     . Engineering phone consultation from receipt of Purchase Order until the installation completion notice. An engineer will be available to the Buyer and installation team to answer questions and assist by phone, on issues pertaining to this project.

     .  Power plant and BDFB provisioning to include battery plants.

     . The update of Buyers databases / automated records is not included, but can be provided at an additional charge.

10.  ITEMS EXCLUDED FROM THIS SOW:

     . Buyer's engineering personnel shall not repair Equipment, whether or not the Equipment requiring repair is under warranty. Such repair shall be performed according to Seller's Repair and Return Procedures.
     . Any special transportation for access to Sites. (ie helicopters, snow cats, etc.)
     . Any engineering or re-engineering, install or test of existing equipment, whether previously supplied by Seller or by another vendor, unless otherwise stated in the proposal.
     . Any and all items which are not specifically described within this SOW or the Agreement as being provided by or the responsibility of Seller.
     . Direct attachment of AC wires to circuits other than through a UL-approved connectorized electrical outlet or any other work requiring an electrician.
     . Computer or raised floor reinforcement hardware for frames and batteries.
     . Miscellaneous cabling and associated installation fees which have not been identified previously.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit G
                                                                       Section 2
                                                                     Page 8 of 8

     . Interoperability with other vendor's equipment. Seller's Equipment shall perform in accordance to the specifications provided in Seller's applicable NTP's.

        All other custom engineering and installation Services will be considered on an individual basis for pricing purposes. Seller is a full service supplier and would be pleased to quote any additional services required.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit H
                                                                     Page 1 of 1

                               Dedicated Engineer

Seller shall provide Buyer a dedicated Systems Engineer to work on all Seller/Buyer SONET TransportNode projects.

Such engineer will be responsible for implementing SONET TransportNode projects within guidelines stipulated by the Scope of Work set forth in Exhibit G,
Section 2.

Such engineer will be located at Seller's Alpharetta facility. As required, such engineer shall travel to Buyer's West Point, Georgia site at Seller's expense.

Such engineer will have the liberty to work on other Seller projects provided that such work does not interfere with completing work assigned or generated by Buyer.

This provision is provided solely to Buyer and excludes all others including; Buyer's partners, Affiliates or sister companies. This offer is valid thru the full term of this contract.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit I
                                                                     Page 1 of 1

                             REPLACEMENT EQUIPMENT

                   SECTION                  HEADING
                      1                     Replacement Equipment

                      2                     Replacement Systems A, B, C

                      3                     Replacement System D


                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit I
                                                                       Section 1
                                                                     Page 1 of 2

                             Equipment Replacement

In order to transition Buyer to an exclusive Seller SONET network, Seller agrees to replace the following Lucent or NEC networks with new Seller OC-48 Equipment.

System A
Arab, Al to Huntsville, Al
Currently Lucent OC-48
Replace with: 2 OC-48 ring ADM's 1310 nm/1557 rim e/w 48 DS3's each

System B
Arab, Al to Birmingham to Eastside
Currently Lucent OC-48
Replace with: 3 OC 48 ring ADM's e/w 48 DS3's & 1 OC-48 Regen. 1557 n m
Optics

System C
Eastside to Alabama Power
Currently Lucent OC-48
Replace with : 2 OC-48 ring ADMs e/w 24 DS3, 1310 nm Optics

System D
Eastside to Sprint POP
Currently NEC 417


System E
Montgomery to Sprint POP
Currently NEC 417
Replace D&E with: 2 OC-48 Terminals and 2 OC-48 Regens e/w 48 DS3's each and 1557 nm Optics.

Please refer to the attached Equipment lists for specific details.

Seller will be responsible for providing Engineering, Installation and Equipment to turn up service on these systems. Further, Seller will be responsible for shipment of Equipment to site. Seller will also be responsible for deinstallation and removal of Lucent/NEC equipment, after Buyer removes all active traffic.

Seller is not responsible for optical link budget considerations. Should the aforementioned Equipment fail to meet the optical link budget requirements Buyer will be responsible for purchasing additional materials and services to make the system functional.

                                                           Contract No. IFN9301C
                                                                 Amendment No. 7
                                                                       Exhibit I
                                                                       Section 1
                                                                     Page 2 of 2

Seller is not responsible for any loss or interruption of traffic resident on the existing network while cutting over to Seller's network.

Buyer will give Seller reasonable time to provide and then to turn up new systems. Forecasted Delivery of Equipment is four (4) weeks. Unforecasted is twelve (12) weeks.

Buyer will turn over title of Lucent equipment for Systems A, B &C to Seller at the time of acceptance (ICN sign off) of each of Seller's systems. Seller is then free to do what it chooses with such Lucent equipment.

Seller will provide systems D&E to Buyer in 1997 prior to the conclusion of IFNs contract for traffic on these two (2) networks. Buyer will turn over title of the NEC equipment (Systems D&E) to Seller within two (2) years of turnup of replacement equipment. Seller is then free to do what it chooses with the NEC equipment.

Seller is not responsible for providing spares for any of the aforementioned networks.